UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2025

SYRA HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41822	85-4027995
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

1119 Keystone Way N. #201

Carmel, IN 46032

(Address of principal executive offices, including zip code)

(463) 345-8950

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	SYRA	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 14, 2025, Syra Health Corp. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). A total of 15,848,410 shares of common stock (including 600,000 shares of Class B common stock with each share of Class B common stock having 16.5 votes per share), constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on September 19, 2025 are as follows:

Proposal 1. All of the five (5) nominees for director were elected to serve until the 2026 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the five (5) directors was as follows:

Directors	For	Against	Abstain	Broker Non Vote
Priya Prasad	9,093,067	-	4,508,108	2,247,235
Dr. Vijayapal R. Reddy	9,091,897	-	4,509,278	2,247,235
Dr. Ketan Paranjape	9,093,067	-	4,508,108	2,247,235
Dr. Avutu S. Reddy	9,091,917	-	4,509,258	2,247,235
Radhika Mereddy	8,897,555	-	4,703,620	2,247,235

Proposal 2. The appointment of M&K CPAs, PLLC, as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2025 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
14,955,596	369,733	523,081	-

Proposal 3. The amendment to the Company’s Amended and Restated Certificate of Incorporation to delete Article IV, Section 4.2.8(D) in its entirety which allows for the automatic conversion of Class B Common Stock upon death of a Class B stockholder was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
8,917,010	4,632,013	52,152	2,247,235

Proposal 4. The amendment to Section 4.2.8 of the Company’s Amended and Restated Certificate of Incorporation to add immediate family members, heirs, successors and assigns as parties to whom the Class B stockholder can transfer shares to without such Class B shares being converted was approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain	Broker Non Vote
8,880,105	4,631,020	90,050	2,247,235

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYRA HEALTH CORP.

Date: November 14, 2025	By:	/s/ Priya Prasad
Priya Prasad
Interim Chief Executive Officer and Chief Financial Officer

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